UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04358

T. Rowe Price New America Growth Fund

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Item 1. Report to Shareholders

New America Growth Fund	December 31, 2014

The views and opinions in this report were current as of December 31, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

Larger-capitalization U.S. growth stocks posted solid gains in 2014, with most of the major stock market indexes closing near multiyear highs. The New America Growth Fund’s results for the year were solid in absolute terms but disappointing on a relative basis. Stock selection in the health care and materials sectors generated positive contributions to relative performance, while stock selection in the information technology and consumer discretionary sectors hurt our comparison with the benchmark. The portfolio’s underweight allocation to energy stocks, which were the worst performers in our benchmark, contributed to relative returns. However, our underweight to utilities, which was the strongest sector in the S&P 500, detracted. Results for non-U.S. stocks diverged wildly: Europe, Japan, and most emerging markets declining, while Chinese equities were among the year’s top performers. The relentless strength of the U.S. dollar, especially in the last six months, hurt the results for companies with operations in non-U.S. markets.

As shown in the Performance Comparison table, the portfolio’s returns versus the benchmark, the S&P 500 Index, and the Lipper peer group of multi-cap growth funds was mixed for the 6- and 12-month periods ended December 31, 2014. Your fund generated a 6.57% gain in the past six months, which outperformed both yardsticks. For the year, the portfolio generated a respectable 9.44% result but underperformed the benchmark and the peer group.

Your fund continued to perform well over long-term periods. As shown in the Growth of $10,000 chart on page 11, the fund’s comparisons with the S&P 500 Index and its Lipper peer group remained favorable. Lipper ranked the New America Growth Fund in the top quartile of its multi-cap growth funds universe for the 10-year period ended December 31, 2014. (Based on cumulative total return, Lipper ranked the New America Growth Fund 261 of 557, 240 of 474, 159 of 417, and 62 of 269 multi-cap growth funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2014, respectively. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

The U.S. economy grew at a respectable pace in 2014, setting the stage for tightening of monetary policies. U.S. growth over the second half was particularly impressive by recent standards, and consumer confidence returned to pre-financial crisis levels. The U.S. economy appears capable of sustaining 2.75% to 3.00% annual gross domestic product growth, even with subpar growth abroad. By contrast, the eurozone has continued to stagnate, putting pressure on the European Central Bank to act more forcefully to combat deflation and spur growth. Japan’s economy has also stalled as its aggressive monetary policy actions were offset by higher consumption taxes. Growth in emerging markets was uneven, with notable weakness in natural resource-dependent economies such as Russia and Brazil. China’s growth appears to have stabilized as the country’s leadership continues to address imbalances and corruption in China’s economy.

Within the broad market, as measured by the S&P 500 Index, yield-hungry investors bid up utilities (+29%) and shunned energy (-8%) stocks due to plunging oil prices in the second half of the year. Traditional growth sectors, including health care and information technology, advanced more than 20% for the year. The industrials and business services and consumer discretionary sectors underperformed the broad market, posting returns just shy of 10%.

PORTFOLIO REVIEW

We entered 2014 with a very small position in Apple and, during the first quarter, built it into a large portfolio holding, taking advantage of the pervasive, “Apple is done” negative sentiment and bought shares in the low to mid-$70s. Our expectation was that the forthcoming new iPhone 6 would exceed expectations both in terms of units sold and gross margins, largely by virtue of perfect timing—Google had exited the handset market almost entirely with its sale of Motorola; Samsung’s offerings appeared underwhelming; and the U.S., Apple’s largest market, was ready for an upgrade cycle, particularly as the market was engaged in a price war that was unprecedented in the U.S. wireless service provider industry. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

All of these factors were nirvana for Apple. Negative sentiment and an unusually low valuation at the time set us up for significant appreciation in the stock. A sprinkling of “return of capital,” something Apple had never done with prior management, was also a nice kicker that added a few multiple points to the stock. We did not take profits in 2014 until the stock broke through $100 in September. The year was highly unusual for a company with market capitalization of its size. That notwithstanding, Apple remains a top position in the fund.

We believe CVS Health (formerly called CVS Caremark) has what we think of as the best mousetrap in the U.S. drug distribution space. The company has a strong position in drug retail, allowing interaction with a pharmacist in person, and as a plan benefit manager that administers drug benefits to millions of Americans. Its Minute Clinic is unique, providing the affordable, no-hassle a services of nurse practitioners or physician assistants who are trained to diagnose and treat minor ailments. No other company has this comprehensive a product offering. CVS is winning market share largely for these reasons. Other factors that shaped our decision to make CVS Health a large portfolio position include compelling demographic trends in the U.S., continued rapid drug discovery, previously uninsured Americans increasingly becoming covered through subsidies, a high-quality management team, and reasonable valuation. Although the valuation is modestly less attractive today than when we started the position a few years ago, CVS remains a top holding.

We built a modest position in American Airlines at a $33 cost basis in the first half of 2014 (and hold a large position in Delta Air Lines) as the company had an astonishingly low valuation on a free cash flow and earnings basis, even when considering that it is highly leveraged. We found the value in both companies attractive, given an improved industry structure (there are now four major carriers), the strengthening U.S. economy, and an accomplished management team that at the time was just getting started on integrating and producing synergies from the US Air merger approved at the end of 2013. Our thesis is largely playing out as anticipated, with an added bonus for American from lower energy prices—the company is unique in the industry in that it does not hedge its fuel costs. We remain comfortable with our thesis and continue to find the valuation attractive, albeit modestly less so after about a 50% price increase.

Before West Texas crude prices pulled back 50%, starting in the summer of 2014, the energy sector represented approximately 4.7% of the fund. We absorbed heavy losses in key energy holdings, including Pioneer Natural Resources, WPX Energy, and Continental Resources, three of our 10 largest detractors to fund performance during 2014. Energy now represents 3.0% of the fund. We have modestly trimmed our exposure of late, but the vast majority of the change in position size was due to falling prices. We are going to be patient with our exposure to the space, as it seems that sentiment has swung too far in one direction, and we believe that capital expenditure is likely to come out of the industry faster than many expect. Our exposure to the sector is largely focused in Permian Basin holdings, which we believe are some of the best assets in the U.S. energy industry.

Our largest performance detractor during 2014 was Amazon.com. The stock fell sharply during the year, underperforming the S&P 500 by 33.5%. The issues for the stock that resulted in the poor performance were multifaceted. On one level, investors shied away from companies that were aggressively investing in new business initiatives and favored those with very clear earnings and free cash flow support. That’s not Amazon. Additionally, and perhaps more importantly, Amazon has more “irons in the fire” than at any point in its corporate history. The company’s disclosure about the progress of those investments has been muddled—Amazon is a notoriously secretive company. It is fair to say that a number of these big investments are clearly not going to work out. Two specifically come to mind—China and mobile phones. In both cases, the company is losing a significant amount of money. The market is presently more focused on these losers than some of the investments that are clear winners, such as Amazon Web Services (AWS).

Beneath a few disappointing investments, including phones and China that Amazon could exit if it chose to do so, lies a fairly compelling sum-of-the-parts valuation argument, wherein Amazon retail plus AWS are together worth significantly more than its $300 price per share. The unfortunate reality is that an obvious growth story has now turned into a sum-of-the-parts value thesis that will require patience. We believe that an exit from China and enhanced disclosure overall would be helpful for the stock price, and we are optimistic for change in 2015 in both areas. Our view remains that the company’s retail business is far more profitable than is generally perceived. AWS is one of three long-term winners in cloud infrastructure services (along with Microsoft and Google), an incredibly attractive and fast-growing newer market opportunity for Amazon. We owned approximately 10% fewer shares at the end of the reporting period than at this time last year. Nonetheless, Amazon remained our third-largest position and an important long-term holding.

Google also declined during 2014 and underperformed the S&P 500 by 17.0 percentage points. The majority of the loss came in the fourth quarter of 2014 as the market became concerned with the company’s reliance on search, a growing, albeit maturing, advertising market, and the company’s somewhat disadvantaged display advertising position versus Facebook, which has executed incredibly well in this area of the advertising market and has a unique offering for advertisers. Later in 2014, the major correction in both the euro and emerging markets currencies versus the U.S. dollar contributed to Google’s underperformance, as half of the company’s revenues are derived outside the U.S.

Google remains very well positioned to capture traditional media dollars, particularly TV advertising revenue, which, in our view, has clearly tipped toward the Internet within the last 12 months. The two things we would like Google to do differently are: first, make much bigger bets with its acquisition dollars and, second, return capital to shareholders in a meaningful way. The latter could add a few multiple points to Google’s valuation, as it has for Apple. Although we sold approximately 15% of our Google position in 2014 to fund other ideas, the company remains our largest portfolio holding.

OUTLOOK

Following a year of strong market appreciation in 2014, we think equities can continue to move higher in 2015—but at a slower pace than last year. U.S. consumer and investor sentiment have benefited from a period of deleveraging, a modest-inflation environment, stimulus in the form of very low fuel prices, and significant gains in household net worth. Many emerging economies continue to struggle, and developed economies in Europe continue to experience an uneven and modest recovery. Despite the runup in the prices and valuations of many growth companies, we continue to find interesting investment opportunities, although we acknowledge that it is often easier to find names within the portfolio to trim or sell than it is to find compelling new ideas. This may very well be a signal that we are nearing the end of a historically long bull market. The portfolio has a slightly greater international tilt than it has in the past as we are finding more value in companies based outside the U.S.

While a cyclical economic outlook is important to any investment process, we recognize the inherent limitations and unreliability of economic forecasting in a dynamic and complex global economy. We believe that, over the longer term, strong risk-adjusted returns most often arise from owning companies that are at the forefront of innovation and riding powerful, durable trends. Accordingly, we continue to focus on our investment process, which has served us well over the years. We are intently engaged in identifying multiyear, secular trends that evolve across the multi-capitalization growth stock landscape. We are rigorously analyzing and debating the potential for various outcomes so that we can continue to make well-considered, risk-aware investments and position our portfolio to be successful over the medium- and long-term investing horizons.

As always, we will continue to work diligently on your behalf. Thank you for your continued support and confidence in T. Rowe Price.

Respectfully submitted,

Daniel Martino
Chairman of the fund’s Investment Advisory Committee

January 16, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

GLOSSARY

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price-to-book ratio: A valuation measure that compares a stock’s market price with its book value; i.e., the company’s net worth divided by the number of outstanding shares.

Russell 1000 Growth Index: An index that tracks the performance of large-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell 1000 Value Index: An index that tracks the performance of large-cap stocks with lower price-to-book ratios and lower forecast growth values.

Russell 2000 Growth Index: An index that tracks the performance of small-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with lower price-to-book ratios and lower forecast growth values.

Russell Midcap Growth Index: An index that tracks the performance of mid-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell Midcap Value Index: An index that tracks the performance of mid-cap stocks with lower price-to-book ratios and lower forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/14
Google	4.8%
Apple	3.8
Amazon.com	3.7
Visa	3.2
Baidu	2.1
Alibaba	2.1
CVS Health	2.1
Facebook	2.0
Delta Air Lines	1.8
Biogen Idec	1.7
McKesson	1.7
Actavis	1.7
Boeing	1.7
Gilead Sciences	1.6
Twitter	1.5
FedEx	1.5
Roper Industries	1.5
Netflix	1.4
American Airlines	1.4
Microsoft	1.3
Walt Disney	1.3
Chipotle Mexican Grill	1.3
Ameriprise Financial	1.3
Starbucks	1.3
Danaher	1.3
Total	49.1%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

PORTFOLIO HIGHLIGHTS

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 12/31/14

Best Contributors		Worst Contributors	
Visa	34¢	Pioneer Natural Resources	-34¢
Apple	29	Google	-21
CVS Health	22	Concho Resources	-16
FNF	21	Netflix	-15
Yahoo!	18	Twitter*	-12
Delta Air Lines	16	Pandora Media	-10
Alibaba*	15	WPX Energy**	-10
Baidu	15	EQT	-7
Lowe's*	14	Wynn Resorts	-7
LinkedIn	14	TripAdvisor	-7
Total	198¢	Total	-139¢

12 Months Ended 12/31/14

Best Contributors		Worst Contributors	
Apple	48¢	Amazon.com	-48¢
Facebook	27	Twitter	-24
CVS Health	27	Pioneer Natural Resources	-15
Visa	25	Google	-11
American Airlines*	23	WPX Energy***	-10
Gilead Sciences	23	Yandex***	-9
Baidu	21	Celgene**	-8
Yahoo!*	18	Wynn Macau	-7
Illumina	17	Pandora Media*	-7
Sherwin-Williams	16	Continental Resources*	-6
Total	245¢	Total	-145¢

*Position added.
**Position eliminated.
***Position added and eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 99.1%		
CONSUMER DISCRETIONARY 19.3%		
Automobiles 0.1%		
Tesla Motors (1)	23,300	5,182
		5,182
Hotels, Restaurants & Leisure 4.0%		
Chipotle Mexican Grill (1)	82,800	56,677
Las Vegas Sands	114,085	6,635
Starbucks	674,073	55,308
Wynn Macau (HKD)	4,479,200	12,516
Wynn Resorts	141,000	20,975
Yum! Brands	272,600	19,859
		171,970
Household Durables 1.1%		
Harman International	279,824	29,860
Lennar, Class A	375,085	16,808
		46,668
Internet & Catalog Retail 7.3%		
Amazon.com (1)	515,800	160,079
Netflix (1)	175,000	59,782
Priceline (1)	48,000	54,730
Qunar Cayman Islands, ADR (1)	476,704	13,553
TripAdvisor (1)	314,900	23,510
		311,654
Media 3.1%		
Comcast, Class A	199,500	11,573
Liberty Global (1)	348,700	16,846
Liberty Global (1)	328,600	16,497
Time Warner Cable, Class A	205,609	31,265
Walt Disney	609,570	57,415
		133,596

Specialty Retail 1.7%		
CarMax (1)	140,300	9,341
Home Depot	136,300	14,307
Lowe's	555,200	38,198
Tiffany	84,500	9,030
		70,876
Textiles, Apparel & Luxury Goods 2.0%		
Kate Spade (1)	629,412	20,147
Nike, Class B	478,300	45,989
Richemont (CHF)	233,626	20,694
		86,830
Total Consumer Discretionary		826,776
CONSUMER STAPLES 3.9%		
Beverages 1.3%		
Boston Beer, Class A (1)	18,445	5,341
PepsiCo	521,700	49,332
		54,673
Food & Staples Retailing 2.5%		
CVS Health	917,800	88,393
Whole Foods Market	369,100	18,610
		107,003
Food Products 0.1%		
Mondelez International	113,700	4,130
		4,130
Total Consumer Staples		165,806
ENERGY 3.0%		
Oil, Gas & Consumable Fuels 3.0%		
Cimarex Energy	210,001	22,260

Real Estate Investment Trusts 1.1%		
Crown Castle International, REIT	592,839	46,657
		46,657
Total Financials		344,863
HEALTH CARE 19.2%		
Biotechnology 8.0%		
ACADIA Pharmaceuticals (1)	375,900	11,935
Acceleron Pharma (1)	179,776	7,004
Alexion Pharmaceuticals (1)	231,700	42,871
Alnylam Pharmaceuticals (1)	151,495	14,695
Biogen Idec (1)	216,000	73,321
Bluebird Bio (1)	27,600	2,532
Gilead Sciences (1)	746,724	70,386
Intercept Pharmaceuticals (1)	14,800	2,309
Isis Pharmaceuticals (1)	195,200	12,052
Regeneron Pharmaceuticals (1)	132,600	54,399
Seattle Genetics (1)	133,272	4,282
Vertex Pharmaceuticals (1)	384,700	45,702
		341,488
Health Care Equipment & Supplies 1.9%		
Align Technology (1)	229,187	12,814
IDEXX Laboratories (1)	101,800	15,094
Intuitive Surgical (1)	100,000	52,894
		80,802
Health Care Providers & Services 3.5%		
Anthem	105,500	13,258
Fresenius Medical Care (EUR)	36,663	2,744
Henry Schein (1)	32,200	4,384
McKesson	352,712	73,216
UnitedHealth Group	518,100	52,375

WellCare Health Plans (1)	67,000	5,498
		151,475
Health Care Technology 0.1%		
Medidata Solutions (1)	75,200	3,591
		3,591
Life Sciences Tools & Services 1.7%		
Illumina (1)	141,549	26,127
Thermo Fisher Scientific	374,700	46,946
		73,073
Pharmaceuticals 4.0%		
Actavis (1)	281,800	72,538
Allergan	207,600	44,134
Eli Lilly	214,600	14,805
Hospira (1)	613,453	37,574
		169,051
Total Health Care		819,480
INDUSTRIALS & BUSINESS SERVICES 11.9%		
Aerospace & Defense 2.0%		
Boeing	545,400	70,891
United Technologies	128,500	14,777
		85,668
Air Freight & Logistics 1.5%		
FedEx	363,100	63,056
		63,056
Airlines 3.1%		
American Airlines	1,084,100	58,140
Delta Air Lines	1,526,400	75,084
		133,224

Commercial Services & Supplies 0.7%		
IHS (1)	92,329	10,514
Tyco International	448,100	19,654
		30,168
Electrical Equipment 0.1%		
Generac Holdings (1)	87,402	4,087
		4,087
Industrial Conglomerates 2.7%		
Danaher	639,500	54,811
Roper Industries	401,200	62,728
		117,539
Machinery 0.2%		
PACCAR	33,600	2,285
Pall	44,400	4,494
		6,779
Professional Services 0.5%		
Equifax	288,483	23,330
		23,330
Road & Rail 1.1%		
Canadian Pacific Railway	68,900	13,276
Kansas City Southern	273,348	33,357
		46,633
Total Industrials & Business Services		510,484
INFORMATION TECHNOLOGY 30.9%		
Communications Equipment 1.3%		
Palo Alto Networks (1)	41,600	5,099
QUALCOMM	696,300	51,756
		56,855

Internet Software & Services 17.3%		
Akamai Technologies (1)	452,611	28,496
Alibaba Group Holding, ADR (1)	879,899	91,457
Baidu, ADR (1)	402,492	91,756
Facebook (1)	1,074,600	83,840
Google, Class A (1)	145,200	77,052
Google, Class C (1)	246,900	129,968
GrubHub (1)	568,490	20,648
IAC/InterActiveCorp	137,700	8,371
LendingClub (1)	185,448	4,692
LinkedIn (1)	93,550	21,489
Pandora Media (1)	1,184,900	21,127
Tencent Holdings (HKD)	2,629,600	37,730
Twitter (1)	1,770,200	63,497
VeriSign (1)	197,639	11,266
Yahoo! (1)	739,300	37,342
Zillow (1)	108,200	11,457
		740,188
IT Services 3.7%		
Fiserv (1)	326,274	23,156
Visa, Class A	521,600	136,763
		159,919
Semiconductor & Semiconductor Equipment 0.5%		
ARM Holdings (GBP)	1,397,350	21,517
		21,517
Software 3.8%		
Autodesk (1)	208,700	12,535
Microsoft	1,238,100	57,510
NetSuite (1)	140,706	15,361
salesforce.com (1)	507,968	30,128
ServiceNow (1)	575,290	39,033

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $3,239,844)	$ 4,286,436
Receivable for investment securities sold	13,148
Receivable for shares sold	13,079
Dividends receivable	1,700
Other assets	314
Total assets	4,314,677
Liabilities	
Payable for shares redeemed	23,796
Payable for investment securities purchased	9,180
Investment management fees payable	2,352
Due to affiliates	162
Other liabilities	635
Total liabilities	36,125
NET ASSETS	**$ 4,278,552**
Net Assets Consist of:	
Accumulated undistributed net realized gain	$ 12,851
Net unrealized gain	1,046,575
Paid-in capital applicable to 102,012,268 no par value shares of beneficial interest outstanding; unlimited number of shares authorized	3,219,126
NET ASSETS	**$ 4,278,552**
NET ASSET VALUE PER SHARE	
Investor Class	
($3,794,459,992 / 90,317,640 shares outstanding)	**$ 42.01**
Advisor Class	
($484,091,695 / 11,694,628 shares outstanding)	**$ 41.39**

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

		Year Ended 12/31/14
Investment Income (Loss)		
Income		
Dividend		$ 33,477
Other		1
Total income		33,478
Expenses		
Investment management		27,754
Shareholder servicing		
Investor Class	$ 5,106	
Advisor Class	838	5,944
Rule 12b-1 fees		
Advisor Class		1,384
Prospectus and shareholder reports		
Investor Class	167	
Advisor Class	13	180
Custody and accounting		245
Registration		127
Legal and audit		32
Trustees		21
Proxy and annual meeting		9
Miscellaneous		18
Total expenses		35,714
Net investment loss		(2,236)
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		575,498
Foreign currency transactions		(21)
Net realized gain		575,477
Change in net unrealized gain / loss		
Securities		(189,708)
Other assets and liabilities denominated in foreign currencies		(19)
Change in net unrealized gain / loss		(189,727)
Net realized and unrealized gain / loss		385,750
INCREASE IN NET ASSETS FROM OPERATIONS		$ 383,514

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price New America Growth Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies. The fund has two classes of shares: the New America Growth Fund original share class, referred to in this report as the Investor Class, offered since September 30, 1985, and the New America Growth Fund–Advisor Class (Advisor Class), offered since December 29, 2005. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $77,000 for the year ended December 31, 2014.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Trustees (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2014:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2014.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2014. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2014, totaled $(264,000) for the year ended December 31, 2014.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $3,260,880,000 and $3,778,125,000, respectively, for the year ended December 31, 2014.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. Reclassifications between income and gain relate primarily to the offset of the current net operating loss against realized gains. For the year ended December 31, 2014, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2014 and December 31, 2013, were characterized for tax purposes as follows:

At December 31, 2014, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2014, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2014, expenses incurred pursuant to these service agreements were $120,000 for Price Associates; $916,000 for T. Rowe Price Services, Inc.; and $653,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2014, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 371,427 shares of the Investor Class, representing less than 1% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
T. Rowe Price New America Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New America Growth Fund (the “Fund”) at December 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 13, 2015

Tax Information (Unaudited) for the Tax Year Ended 12/31/14

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$155,393,000 from short-term capital gains,
●	$460,789,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $30,770,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $29,477,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Trustees and Officers

Your fund is overseen by a Board of Trustees (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” trustees are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to present); Director, IBM (2007 to present)
[165]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2001	present); Director and Member of the Advisory Board, Deutsche
[165]	Bank North America (2004 to present); Director, Under Armour
(2008 to present); Director, Vornado Real Estate Investment Trust
(2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1985
[165]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial Realty
(1951)	Trust, owner and operator of industrial properties (2009 to present);
2013	Chairman of the Board (2005 to present), Interim Chief Executive
[165]	Officer (2007), and Director, Starwood Hotels & Resorts, a hotel and leisure company (1999 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2012	Americans (1997 to present); Chairman of Compensation Committee
[165]	and Director, Syniverse Holdings, Inc., a provider of wireless voice and data services for telecommunications companies (2008
to 2011)

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2003	Eli Lilly and Company (1987 to present); Director, Simon Property
[165]	Group (2004 to present); Director, Norfolk Southern (2008
to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[165]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC, a
2012	nonprofit education and social policy research organization (2011 to
[165]	present); Member, National Academy of Education (2010 to present);
Research Associate, National Bureau of Economic Research’s Labor
Studies Program (2011 to present); Member, President’s Council of
Economic Advisors (2009 to 2011); Chair of Committee on the Status
of Minority Groups in the Economic Profession, American Economic
Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[165]	General Growth Properties, Inc. (2010 to 2013); Director, BXMT
(formerly Capital Trust, Inc.), a real estate investment company
(2012 to present); Director and Chairman of the Board, Brixmor
Property Group, Inc. (2013 to present); Director, Hilton Worldwide
(2013 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[165]

*Each independent trustee serves until retirement, resignation, or election of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[165]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
and Director, T. Rowe Price International; Chairman of the Board,
Chief Executive Officer, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2013	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[111]	Trust Company

*Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With New America Growth Fund	Principal Occupation(s)

Ziad Bakri, M.D. CFA (1980)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Vice President, Cowen
and Company

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Eric L. DeVilbiss, CFA (1983)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Barry Henderson (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Ian C. McDonald (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Curt J. Organt, CFA (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David L. Rowlett, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Craig A. Thiese (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Thomas H. Watson (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Justin P. White (1981)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,283,000 and $1,691,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New America Growth Fund

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 13, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 13, 2015

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 13, 2015